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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

Date of Report (Date of earliest event reported):  March 5, 2000

                                IMMUNOGEN, INC.
             (Exact name of registrant as specified in its Charter)

Massachusetts                      0-17999                04-2726691
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation)                 File Number)         Identification No.)


           128 Sidney Street, Cambridge, Massachusetts            02139
            (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (617) 995-2500
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ITEM 5. OTHER EVENTS

On March 5, 2001, ImmunoGen, Inc. ("ImmunoGen") announced the appointment of Gregg D. Beloff as Vice President and Chief Financial Officer.

The press release announcing the appointment of Mr. Beloff is incorporated herein by reference and filed as Exhibit 99.1 hereto.

On March 5, 2001, ImmunoGen announced that it entered into a collaboration agreement with Millennium Pharmaceuticals, Inc.

The press release announcing the collaboration agreement with Millenium is incorporated herein by reference and filed as Exhibit 99.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1     The Registrant's Press Release dated March 5, 2001.
99.2     The Registrant's Press Release dated March 5, 2001.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               ImmunoGen, Inc.
                                               (Registrant)




Date:    March 7, 2001                         /s/ MITCHEL S. SAYARE
                                               --------------------------------
                                                   Mitchel S. Sayare
                                                   Chairman and CEO